UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

QUOVADX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1 Proposed Merger with Battery Ventures: The Clearest Path to Value

Certain forward-looking statements are included in this presentation, including statements relating to a proposed transaction between Quovadx Inc. and Battery Ventures. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements reflect Quovadx management's current expectations regarding the proposed transaction, and speak only as of the date of this release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks and uncertainties include, among other things: i) that Quovadx stockholders will not support or approve the transaction in a timely manner, if at all; ii) that the closing of the transaction with
Battery Ventures could be materially delayed or more costly and difficult than expected; and/or iii)
that the transaction will not be consummated. A full discussion of known risks and uncertainties is included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as
filed with the SEC, copies of which are available without charge from the Company. These filings are also available electronically through a link from the Quovadx Investor Relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that the Company’s ability to reach the results described in the forward-looking statements could be impaired and the
Company’s stock price could be adversely affected. Quovadx does not undertake any obligation to update or correct any forward-looking statements included in this release to reflect events or circumstances occurring after the date of this release.
QUOVADX and the QUOVADX logo are registered trademarks, of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated.
Safe Harbor Statement

About Quovadx
•
Historical issues presented a number of serious challenges
– SEC investigation ongoing
– Indemnification of former officers ongoing
•
New management team worked to stabilize the Company
and position it for growth
– Focused the business
– Increased investment in R&D, sales and marketing
– Launched new products in all three divisions
– Expanded selling relationships
– Resolved legacy shareholder lawsuits
– Focused on higher value, higher margin sales
– Improved gross margins
– Reduced operating losses
– Increased cash
However, despite operational improvements and increased investment in growth, we believe QVDX stock remained undervalued by the public markets.

Strategic Review Process
• June 2006: Board conducted a formal business review
–
Review of risk/opportunity
–
ROI analysis and investment required to meet ROI projections
–
Relative valuation
–
Current market conditions
• August 2006: Board initiated formal review of strategic alternatives
–
Engaged First Albany Capital to serve as independent financial advisor
–
Engaged Hogan and Hartson LLP as legal advisors
• Aug 2006 – Mar 2007: Board evaluated interest from a broad range of parties
–
80 potential buyers were contacted (45 strategic, 35 financial)
–
15 submitted proposals
–
4 submitted final proposals
• March 2007: Board selected the transactions that would provide the best value to stockholders
–
3/30 sale of CareScience (at 2.0+ times revenue)
–
Proposed merger agreement with Battery Ventures (a 25% premium)
The Quovadx Board of Directors unanimously approved both transactions and is recommending shareholder approval of the proposed merger

Merger Summary
•
Definitive agreement with Battery Ventures
– Battery Ventures to acquire 100% of QVDX stock
– Net value of merger set at $139.1 million, or $3.20 per share
– At Battery’s request, we are also asking stockholders to approve a pre-closing restructuring to streamline the transaction for
operating/tax purposes
•
Proposed restructuring unrelated to deal value
– Merger agreement unanimously approved and recommended by
the Board
– Transaction expected to close immediately following July 18 shareholder meeting
– Cash payouts to shareholders to be distributed shortly thereafter
This transaction is valued at $3.20 per share, a 25% premium to QVDX closing price on Friday, March 30

Strategic Rationale:
Clearest Path to Value
•
Attractive valuation
– 25% premium, cash transaction
•
Transaction insulates QVDX stockholders from future risks
– Operating: historical inability to deliver meaningful and sustained revenue growth or maintain profitability despite recent investments and growth initiatives; expiration of MUSC contract
– Market: extended sales cycles; lack of control over market demand and related inability to predict growth trajectories for revenue, cash and earnings
– Financial: ongoing costs required to continue to support and maintain our investment in growth while markets continue to develop
– Competitive: threat of increased competition from existing and new competitors with significantly greater resources
– Legacy issues/overhang: SEC investigation & related indemnification obligations
– Public company costs/distractions

QUOVADX

BV

QUOVADX | ISD
INTEGRATION SOLUTIONS

ROGUE WAVE
SOFTWARE
A QUOVADX DIVISION

Battery Ventures, ISD and Rogue Wave
•
Private equity firm with >$2 billion
in committed capital
•
>25 years experience with
technology, infrastructure and
software companies
•
Highly regarded in the industry

Clear Roadmap to Completion
Proposed timing of transaction milestones:
– April 1, 2007  – Battery Ventures definitive agreement approved and signed
– May 4, 2007  – Agreement amended and restated; consideration increased and set at $3.20 per share
– May 21  – HSR approval received
– June 9  – Added proposal re: pre-closing restructuring at Battery’s request
– June 18  – Proxy filed and mailed
– July 18  – Special stockholder meeting to be held
– July 18  – Merger completed (assuming affirmative vote of a majority of QVDX stockholders)

QUOVADX

BV

QUOVADX | ISD
INTEGRATION SOLUTIONS

ROGUE WAVE
SOFTWARE
A QUOVADX DIVISION

9 Transactions Summary: The Clearest Path to Value • 25% premium to 3/30 share price • Delivers cash and premium value now • Protects stockholders from future risk • Protects businesses

IF YOU OWNED QVDX SHARES ON MAY 29, 2007
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Internet and telephone voting is available through 11:59 PM EDT the day prior to July
18, 2007.
INTERNET
http://www.proxyvoting.com/qvdx
Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the web site.
TELEPHONE
1-866-540-5760
Use any touch tone telephone to
vote your proxy. Have your proxy
card in hand when you call.
Remember! A failure to vote is a vote AGAINST the merger.
Please vote FOR the merger today!

11 For questions, contact: Rebecca Winning, VP Investor Relations Quovadx 720-554-1346 or The Altman Group Toll free: (800)398 –1129 Email: QVDXinfo@altmangroup.com